                                                                   EXHIBIT 10.53


                              FIRST AMENDMENT TO
                   INTERCREDITOR AND SUBORDINATION AGREEMENT
                   -----------------------------------------

          THIS FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT ("First Amendment") is entered into as of August 23, 2000, by and between LEVINE
-----------------
LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("Subordinated Lender"), and UNION BANK OF CALIFORNIA, N.A. ("Senior Lender").
---------------------                                         -------------

                                   RECITALS
                                   --------

     A. Subordinated Lender purchased from Overhill Farms, Inc., a Nevada corporation ("Debtor"), a Secured Senior Subordinated Note dated as of November
              ------
24, 1999, in the aggregate principal amount of $28,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the "Senior
                                                                     ------
Subordinated Note") pursuant to a Securities Purchase Agreement (as amended,
-----------------
restated, supplemented or otherwise modified from time to time, the "Securities
                                                                     ----------
Purchase Agreement") among Subordinated Lender, Debtor, Polyphase Corporation, a
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Nevada corporation ("Parent"), and Overhill L.C. Ventures, Inc., a California
                     ------
corporation ("LCV"), and a warrant to purchase 166.04 shares of common stock of
              ---
Debtor.

     B. Senior Lender provided to Debtor a senior, secured credit facility in the amount of up to $16,000,000 pursuant to that certain Loan and Security Agreement dated as of November 24, 1999, among Senior Lender, Debtor and LCV (as amended, restated, supplemented or otherwise modified from time to time, the "Senior Loan Agreement").
----------------------

     C. Each of Senior Lender and Subordinated Lender entered into an Intercreditor and Subordination Agreement dated as of November 24, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), for the purpose of inducing the other party to enter
------------------------
into the Subordinated Loan Documents or Senior Loan Documents, as applicable. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Intercreditor Agreement shall be applied herein as defined or established therein.

     D. Concurrently with the execution of this First Amendment, Borrower is acquiring certain of the assets of SSE Manufacturing, Inc., a California corporation ("Seller"), pursuant to the Asset Purchase Agreement between Seller
              ------
and Borrower dated as of August 7, 2000, including all exhibits and schedules thereto (collectively, the "SSE Purchase Agreement").
                            ----------------------

     E. Borrower has requested that (i) Senior Lender agree to provide an amendment to the Senior Loan Agreement so as to provide a term loan in the amount of $2,400,000 (the "Term Loan") to enable Borrower to acquire certain of
                           ---------
the assets of Seller in accordance with the SSE Purchase Agreement, (ii) Senior Lender make certain other amendments to the Senior Loan Documents, (iii) Senior Lender and Subordinated Lender consent to Borrower's acquisition of certain assets in accordance with the SSE Purchase Agreement, and (iv) Subordinated Lender make certain amendments to the Securities Purchase Agreement and certain other documents entered into in connection therewith, and Senior Lender and Subordinated Lender are willing to do so as set forth in this First Amendment.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Amendments.  The following revisions are hereby made to the
               ----------
Intercreditor Agreement:

               (a) Recital "A" is hereby deleted in its entirety and the following is substituted in lieu thereof:

          A. Concurrently with the execution of this Agreement, Subordinated Lender is purchasing from Overhill Farms, Inc., a Nevada corporation ("Debtor"), a Secured Senior Subordinated Note dated as of even date
     --------
     herewith in the aggregate principal amount of $28,000,000 (the "Senior
                                                                     ------
     Subordinated Note") pursuant to a Securities Purchase Agreement among
     -----------------
     Subordinated Lender, Debtor, Polyphase Corporation, a Nevada corporation ("Parent"), and Overhill L.C. Ventures, Inc., a California corporation
     --------
     ("LCV"), as amended by the Consent and First Amendment to Securities
     -----
     Purchase Agreement entered into as of August 23, 2000 (the "Securities
                                                                 ----------
     Purchase Agreement"), and a warrant to purchase 166.04 shares of common
     ------------------
     stock of Debtor (the "Warrant").
                           -------

               (b) Recital "B" is hereby deleted in its entirety and the following is substituted in lieu thereof:

          B. In addition, concurrently with the execution of this Agreement, Senior Lender is providing to Debtor a credit facility pursuant to that certain Loan and Security Agreement dated as of even date herewith among Senior Lender, Debtor and LCV, as amended by the First Amendment to Loan and Security Agreement entered into as of August 23, 2000 (the "Senior Loan
                                                                     -----------
     Agreement").
     ---------

          (c) Clause (d) of the definition of "Allowed Payments" is hereby deleted in its entirety and the following is substituted in lieu thereof:

          (d) regularly scheduled payments of the Consulting Fee pursuant to
     Section 1.5 of the Investor Rights Agreement by among Debtor, Parent and Subordinated Lender dated November 24, 1999, as amended by the Amendment to Investor Rights Agreement entered into as of August 25, 2000,

          (d) The definition of "Equity Related Agreements" is hereby deleted in its entirety and the following is substituted in lieu thereof:

           "Equity-Related Agreements" shall mean the Warrant, the
           -------------------------
     Registration Rights Agreement between Debtor and Subordinated Lender dated as of November 24, 1999, and the Investor Rights Agreement among Debtor, Parent and Subordinated Lender dated as of November 24, 1999, as amended by the Amendment to Investor Rights Agreement entered into as of August 25, 2000.

          (e) The definition of "Senior Indebtedness" is hereby amended by deleting the reference therein to "$17,600,000" and substituting "Maximum Senior Loan Amount" in lieu thereof.

          (f) Clause (d) of the definition of "Subordinated Loan Documents" is hereby deleted in its entirety and the following is substituted in lieu thereof:

     (d) the Patent, Trademark and Copyright Security Agreement of even date herewith between Debtor and Subordinated Lender, as amended by the First Amendment to Patent, Trademark and Copyright Security Agreement dated as of August 25, 2000,

          (g) The following new definitions are hereby added in appropriate alphabetical order:

               "First Amendment Closing Date" means the date on which the First
                ----------------------------
     Amendment to Intercreditor and Subordination Agreement becomes effective.

               "Maximum Senior Loan Amount" shall mean (a) $20,240,000 on the
                --------------------------
     First Amendment Closing Date and (b) from time to time thereafter, the sum of (i) $17,600,000 plus (ii) 110% of the outstanding principal amount of
                        ----
     the Term Loan at such time.

          (h) Section 8 is hereby amended by deleting the reference therein to "$17,600,000" and substituting "Maximum Senior Loan Amount" in lieu thereof.

          (i) Each reference to "revolving credit facility" shall be deleted and a reference to "credit facility" shall be substituted in lieu thereof.

          2.   Consent.  Subordinated Lender hereby consents to Senior Lender
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making the Term Loan to Borrower and Senior Lender's amending of certain of the
Senior Loan Documents and agrees that the making of such Term Loan and amending of certain Senior Loan Documents does not and shall not constitute a default or an event of default under and as defined in or a breach of any covenant under the Subordinated Loan Documents. Senior Lender hereby consents to Subordinated Lender amending the Securities Purchase Agreement and certain other documents entered into in connection therewith and agrees that amending the Securities Purchase Agreement and certain other documents entered into in connection therewith does not and shall not constitute a default or an event of default under and as defined in or a breach of any covenant under the Senior Loan Documents.

          3.   Entire Agreement.  This First Amendment, together with the
               ----------------
Intercreditor Agreement, is the entire agreement between the parties hereto with respect to the subject matter hereof. This First Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Intercreditor Agreement shall remain in full force and effect.

          4.   Miscellaneous.
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                                       3

          (a) This First Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

          (b) Section headings used herein are for convenience of reference only, are not part of this First Amendment, and are not to be taken into consideration in interpreting this First Amendment.

          (c) The recitals set forth at the beginning of this First Amendment are true and correct, and such recitals are incorporated into and are a part of this First Amendment.

          (d) This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

          (e) Upon the effectiveness of this First Amendment, from and after the date hereof, each reference in the Intercreditor Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Intercreditor Agreement as amended hereby and each reference in the other Loan Documents to the Intercreditor Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Intercreditor Agreement as amended hereby.

          (f) In the event of any inconsistency between the provisions of this Amendment and any provision of the Intercreditor Agreement, the terms and provisions of this Amendment shall govern and control.

          IN WITNESS WHEREOF, this Intercreditor and Subordination Agreement has been duly executed as of the date first written above.

                         "Subordinated Lender"


                         LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                         By:  LLCP California Equity Partners II, L.P.,
                              a California limited partnership, its General
     Partner

                              By: Levine Leichtman Capital Partners, Inc., its General Partner


                                    By:__________________________
                                         Arthur E. Levine
                                         President

                         "Senior Lender"

                         UNION BANK OF CALIFORNIA, N.A.


                         By:  ___________________________________
                              Albert Joseph
                              Vice President



[SIGNATURES CONTINUED]

                                ACKNOWLEDGEMENT
                                ---------------

          Each of the undersigned hereby acknowledges and consents to the foregoing First Amendment to Intercreditor and Subordination Agreement.

Dated as of August 23, 2000.

                         "Debtor"

                         OVERHILL FARMS, INC.

                         By: _____________________________________________
                              James Rudis
                              President and Chief Executive Officer


                         By:______________________________________________
                              Richard A. Horvath
                              Vice President and Chief Financial Officer

                         "Parent"

                         POLYPHASE CORPORATION

                         By:______________________________________________
                              James Rudis
                              President and Chief Executive Officer


                         By:______________________________________________
                              William E. Shatley
                              Senior Vice President and Chief Financial Officer

                         "LCV"

                         OVERHILL L.C. VENTURES, INC.


                         By:______________________________________________
                              James Rudis
                              President and Chief Executive Officer


                         By:______________________________________________
                              Richard A. Horvath
                              Vice President and Chief Financial Officer